UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2013

FLEXTRONICS INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Changi South Lane, Singapore	486123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6890-7188

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 12, 2013, Flextronics International Ltd. (the “Company”) issued a press release announcing its intention to offer up to an aggregate principal amount of $1 billion of senior notes. A copy of the press release is attached as Exhibit 99.1.

On February 12, 2013, the Company issued a press release announcing the pricing of its $500,000,000 4.625% Senior Notes due 2020 and $500,000,000 5.0% Senior Notes due 2023. A copy of the press release is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit

99.1	Press release issued by Flextronics International Ltd. on February 12, 2013.

99.2	Press release issued by Flextronics International Ltd. on February 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXTRONICS INTERNATIONAL LTD.

Date: February 13, 2013	By:	/s/ Paul Read
Name: Paul Read Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Flextronics International Ltd. on February 12, 2013.

99.2	Press release issued by Flextronics International Ltd. on February 12, 2013.